                              EXHIBIT 10.1


                           Indemnity Agreement

                            INDEMNITY AGREEMENT


          THIS AGREEMENT is made as of the date of October 31, 1997 by and between PACIFIC COMMUNITY BANKING GROUP, a California corporation (the "Company"), and E. LYNN CASWELL ("Indemnitee"), a director and/or officer of the Company, with reference to the following facts:

          A. The Company and the Indemnitee recognize the importance of providing the Company's directors and executive officers ("officers") with advance information and guidance with respect to the legal risks and potential liabilities to which they may become personally exposed as a result of performing their duties for the Company;

          B. The Company and the Indemnitee are aware of the substantial growth in the number of lawsuits filed against corporate officers and directors in connection with their activities in such capacities and by reason of their status as such;

          C. The Company and the Indemnitee recognize that the cost of defending against such lawsuits, whether or not meritorious, could be beyond the financial resources of most directors and officers of the Company;

          D. The Company and the Indemnitee recognize that the legal risks and potential liabilities, and the threat thereof, and the resultant substantial time and expense endured in defending against such lawsuits, bear no reasonable or logical relationship to the amount of compensation received by the Company's directors and officers. These factors pose a significant deterrent to, and induce increased reluctance on the part of, experienced and capable individuals to serve as directors and officers of the Company;

          E. The Company has investigated the availability and deficiency of liability insurance to provide its directors and officers with adequate protection against the foregoing legal risks and potential liabilities It has concluded that such insurance does not provide adequate protection to its directors and officers, is unreasonably expensive, or both. Thus, it would be in the best interests of the Company and its shareholders to contract with its directors and certain officers, including the Indemnitee, to indemnify them to the fullest extent permitted by law (as in effect on the date hereof, or, to the extent any amendment may expand such permitted indemnification, as hereinafter in effect) against personal liability for actions taken in the performance of their duties to the Company;

          F. The Board of Directors of the Company has concluded that it is not only reasonable and prudent but necessary for the Company to contractually obligate itself to indemnify in a reasonable and adequate manner its directors and officers and to assume for itself maximum liability for expenses and damages in connection with claims lodged against such directors and officers for their line of duty decisions and actions;

          G. The General Corporation Law of the State of California (the "Code") empowers the Company to indemnify certain persons serving as a director, officer, employee or agent of the Company or a person who serves at the request of the Company as a director, officers, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, and further specifies in Code Section 317(g) that the indemnification provisions set forth in the Code "shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any bylaw, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office, to the extent such additional rights to indemnification are authorized in the articles of the corporation"; thus, Section 317 does not by itself limit the extent to which the Company may indemnify persons serving as its officers and directors;

          H. In order to give proper effect to the indemnification provisions provided under the Code, the Articles of Incorporation which permit the Company to indemnify its directors and officers to the fullest extent permissible under the Code, subject to the limitations set forth in
Section 204(a)(11) of the Code;

          I. The Board of Directors of the Company has determined, after due consideration and investigation of this Agreement and various other options available in lieu hereof, that this Agreement is reasonable, prudent and necessary to promote and ensure the best interests of the Company and its shareholders. This Agreement is intended to: (1) induce and encourage highly experienced and capable persons such as the Indemnitee to serve as officers and/or directors of the Company; (2) encourage such persons to resist what they consider unjustifiable suits and claims made against them in connection with the good faith performance of their duties to the Company, secure in knowledge that certain expenses, costs and liabilities incurred by them in their defense of such litigation will be borne by the Company and that they will receive the maximum protection against such risks and liabilities legally may be made available to them; and (3) encourage directors to exercise their best business judgment regarding matters which come before the Board of Directors without undue concern for the risk that claims may be made against them on account thereof.

          J. The Company desires to have the Indemnitee continue to serve as an officer and/or director of the Company free from concern for unpredictable, inappropriate or unreasonable legal risk and personal liabilities by reason of his acting in good faith in the performance of his duty to the Company. The Indemnitee desires to continue to serve as an officer and/or director of the Company, provided, and on the express condition, that he is furnished with the indemnity set forth herein.

          NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth below and based on the premises set forth above, the Company and Indemnitee do hereby agree as follows:

          1. DEFINITIONS. For the purposes of this Agreement, the following definitions shall apply:

               (a) The term "Proceeding" shall include, for the purposes of this Agreement, any threatened, pending or completed action, suit or proceeding, whether brought in the name of the Company or otherwise and whether of a civil, criminal or administrative or investigative nature, including, but not limited to, actions, suits or proceedings brought under and/or predicated upon the Securities Act of 1933, as amended, and/or the Securities Exchange Act of 1934, as amended, and/or their respective state counterparts and/or any rule or regulation promulgated thereunder, in which Indemnitee may be or may have been involved as party or otherwise (other than plaintiff against the Company), by reason of the fact that Indemnitee is or was an Agent of the Company by reason any action taken by him or of any inaction on his part while acting as such Agent.

               (b) The term "Expenses", includes, without limitation, all direct and indirect costs of any type or nature whatsoever, including, without limitation, expenses of investigations, judicial or administrative proceedings or appeals, court costs, attorneys' fees and disbursements and any expenses of establishing a right to indemnification under law or Paragraph 8 of this Agreement, actually and reasonably incurred by the Indemnitee in connection with the investigation, preparation, defense or appeal of a except that "Expenses" shall not include the amount of any judgment, fine or penalty actually levied against Indemnitee or amounts paid in settlement of a Proceeding.

               (c) References to "other enterprise" shall include employee benefit plans; reference to "fines" shall include any excise tax assessed with respect to any employee benefit plan; references to "serving at the request of the Company" shall include any service as a director of the Company which imposes duties on, or involves services by, such director with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acts in good faith and in a manner he reasonably believes to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner in the best interests of the Company as referred to in this Agreement.

               (d) For the purposes of this Agreement, Indemnitee shall be deemed to have been acting as an "Agent" if he was acting in his capacity as an officer of the Company, director of the Company, member of a committee of the Board of Directors of this Company, or agent of the Company, or was serving as a director or officer of another foreign or domestic corporation, partnership, joint venture, trust or any other enterprise at the request of the Company, or was a director and/or officer of the foreign or domestic corporation which was a predecessor corporation to the Company or of another enterprise at the request of such predecessor corporation, whether or not he is serving in such capacity at the time any liability or expense is incurred for which indemnification or reimbursement can be provided under this Agreement.

               (e) The term "Applicable Standard" means that a person acted in good faith and in a manner such person believed to be in the best interests of the Company; except that in a criminal proceeding, such person must also have had no reasonable cause to believe that such person's conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create any presumption, or establish, that the person did not meet the "Applicable Standard."

               (f) "Independent Legal Counsel" shall include any firm of attorneys selected by the Board of Directors or by the regular corporate counsel for the Company from a list of firms which meet minimum size criteria and other reasonable criteria established by the Board of Directors of the Company, so long as such firm has not represented the Company, Indemnitee or any entity controlled by Indemnity within the proceeding 24 calendar months.

          2. AGREEMENT TO SERVE. Indemnitee agrees to serve or continue to serve as a Director and/or officer of the Company to the best of his abilities at the will of the Company or under separate contract, as the case may be, for so long as Indemnitee is duly elected or appointed and qualified until such time as he tenders his resignation in writing. Nothing contained in this Agreement is intended to create in Indemnitee any right to continued employment.

          3. INDEMNIFICATION IN THIRD PARTY PROCEEDINGS. Subject to the "Limitations on Indemnification" provided in Paragraph 10 herein, or any other such limitations provided under the Code or any amendment thereto, the Company shall indemnify Indemnitee if Indemnitee is made a party to or threatened to be made a party to, or otherwise involved in, any Proceeding (other than a Proceeding which is an action by or in the right of the Company to procure a judgment in its favor), by reason of the fact that Indemnitee is or was an Agent of the Company. This indemnification shall apply, and be limited, to and against all Expenses, judgments, fines, settlements (if the settlement is approved in advance by the Company) and other amounts actually and reasonably incurred by Indemnitee in connection with the defense or settlement of the Proceeding, so long as it is determined pursuant to Paragraph 8 of this Agreement or by the court before which such action was brought, that Indemnitee met the Applicable Standard.

          4. INDEMNIFICATION IN PROCEEDINGS BY OR IN THE NAME OF THE COMPANY. Subject to the "Limitations on Indemnification" provided in Paragraph 10 herein, or any other such limitations provided under the Code or any amendment thereto, the Company shall indemnify Indemnitee if Indemnitee is made a party to, or threatened to be made a party to, or otherwise involved in, any Proceeding which is an action by or in the right of the Company to procure a judgment in its favor by reason of the fact that Indemnitee is or was an Agent of the Company. This indemnity shall apply, and be limited, to and against all Expenses actually and reasonably incurred by Indemnitee in connection with the defense or settlement of such Proceeding, but only if: (a) Indemnitee met the Applicable Standard (except that the Indemnitee's belief regarding the best interests of the Company need not have been reasonable); and (b) the action is not settled or otherwise disposed of without court approval. No indemnification shall be made under this Section 4 in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable to the Company in the performance of such person's duty to the Company, unless, and only to the extent that, the court in which such Proceeding is or was pending shall determine upon application that, in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnification for the Expenses which such court shall determine.

          5. EXPENSE OF SUCCESSFUL INDEMNITEE. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful on the merits in defense of any Proceeding or in defense of any claim, issue or matter therein, including the dismissal of an action or portion thereof without prejudice, Indemnitee shall be indemnified against all Expenses actually and reasonably incurred in connection therewith.

          6. SCOPE. Notwithstanding any other provision of this Agreement but subject to Section 9, the Company shall indemnify the Indemnitee to the fullest extent permitted by law, notwithstanding that such indemnification is not specifically authorized by other provisions of this Agreement, the Company's amended Articles of Incorporation, the Company's Bylaws or by statute.

          7. ADVANCEMENT AND REPAYMENT OF EXPENSES. The Expenses incurred by Indemnitee in defending and investigating any Proceeding shall be advanced by the Company prior to the final disposition of such Proceeding after receiving from Indemnitee the copies of invoices presented to Indemnitee for such Expenses, but only if Indemnitee shall undertake in the form attached as Exhibit "A" to repay such advances to the extent that it is ultimately determined that the Indemnitee is not entitled to indemnification. Any advance required hereunder shall be deemed to have been approved by the Board of Directors of the Company to the extent this Agreement was so approved. In determining whether or not to make an advance hereunder, the ability of Indemnitee to repay shall not be a factor. However, in a proceeding brought by the Company directly, in its own right (as distinguished from an action brought derivatively or by any receiver or trustee), the Company shall have discretion whether or not to make the advances called for hereby if independent legal counsel advises in writing that the Company has probable cause to believe, and the Company does believe, that Indemnitee did not act in good faith with regard to the subject matter of the Proceeding or a material portion thereof.

          In the event that the Company shall be obligated under this Section 7 to pay the Expenses of any Proceeding against Indemnitee, the Company, if appropriate, shall be entitled to assume the defense of such Proceeding, with counsel approved by Indemnitee, which approval shall not be unreasonably withheld, upon the delivery to Indemnitee of written notice of its election to do so. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same Proceeding, provided that (i) Indemnitee shall have the right to employ his counsel in any such Proceeding at Indemnitee's expense; and (ii) if (A) the employment of counsel by Indemnitee has been previously authorized by the Company, or
(B) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and the Indemnitee in the conduct of such defense or (C) the Company shall not, in fact, have employed counsel to assume the defense of such Proceeding, then the fees and expenses of Indemnitee's counsel shall be at the expense of the Company.

          8. RIGHT OF INDEMNITEE TO INDEMNIFICATION UPON APPLICATION; PROCEDURE UPON APPLICATION. Any and/or 7 hereof shall be made no later than 45 days after receipt of a written request of Indemnitee in accordance with Paragraph 12 hereof. In all other cases, indemnification shall be made by the Company only if authorized in the specific case, upon a determination that indemnification of the Agent is proper under the circumstances and the terms of this Agreement by: (a) a majority vote of a quorum of the Board of Directors (or a duly constituted committee thereof), consisting of directors who are not parties to such proceeding; (b) if such a quorum of directors is not obtainable, by independent legal counsel in a written opinion, (c) approval of the shareholders (as defined in Section 153 of the California Corporations Code), with the Indemnitee shares not being entitled to vote thereon; or (d) the court in which such proceeding is or was pending upon application made by the Company, the Indemnitee or any person rendering services in connection with Indemnitee's defense, whether or not the Company opposes such application.

          The right to indemnification or advances as provided by this Agreement shall be enforceable by Indemnitee in any court of competent jurisdiction. The burden of proving that indemnification or advances are not appropriate shall be on the Company. Neither the failure of the Company (including its Board of Directors or independent legal counsel) to have made a determination prior to the commencement of such action that indemnification or advances are proper in the circumstances because Indemnitee has met the applicable standard of conduct, nor an actual determination by the Company (including its Board of Directors or independent legal counsel) that Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that Indemnitee has not met the applicable standard of conduct. Indemnitee's Expenses incurred in connection with successfully establishing his right to indemnification or advances, in whole or in part, in any such Proceeding shall also be indemnified by the Company; provided, however, that if Indemnitee is only partially successful, only an equitably allocated portion of such Expenses shall be indemnified.

          If Indemnitee is deceased and is entitled to indemnification under any provision of this Agreement, the Company shall indemnify Indemnitee's estate and his or her spouse, heirs, administrators and executors against and shall assume all of the Expenses, judgments, penalties and fines actually and reasonably incurred by or for Indemnitee or his estate, in connection with the investigation, defense, settlement or appeal of any such action, suit or proceeding; provided, however, that when requested in writing by the spouse of Indemnitee, and/or the heirs, executors or administrators of Indemnitee's estate, the Company shall provide appropriate evidence of the Agreement set our herein to indemnify Agent against and to itself assume such costs, liabilities and Expenses.

          If Indemnitee is entitled under any provision of this Agreement or indemnification by the Company for some or a portion of the Expenses, judgments, fines or penalties actually and reasonably incurred by him in the investigation, defense, appeal or settlement of any Proceeding but not, however, for the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion (determined on an equitable basis) of such Expenses, judgments, fines or penalties to which Indemnitee is entitled.

          Company's obligations to advance or indemnify hereunder shall be deemed satisfied to the extent of any payments made by an insurer on behalf of Company or Indemnitee.

          9. INDEMNIFICATION HEREUNDER NOT EXCLUSIVE. (a) The indemnification provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may be entitled under the Articles of Incorporation, the Bylaws, any agreement, any vote of shareholders or disinterested directors, the General Corporation Law of the State of California, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. The indemnification under this Agreement shall continue as to Indemnitee even though he may have ceased to be a director or officer and shall inure to the benefit of the heirs and personal representatives of Indemnitee.

               (b) In the event of any changes, after the date of this Agreement, in any applicable law, statute, or rule which expand the right of a California corporation to indemnify its officers and directors, the Indemnitee's rights and the Company's obligations under this Agreement shall be expanded to the full extent permitted by such changes. In the event of any changes in any applicable law, statute or rule, which narrow the right of a California corporation to indemnify a director or officer, such changes, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties' rights and obligations hereunder.

          10. LIMITATIONS ON INDEMNIFICATION. The Company shall not be liable under this Agreement to make any payment in connection with any claim made against the Indemnitee:

               (a) for which payment is actually made to the Indemnitee under a valid and collectible insurance policy, except in respect of any excess beyond the amount of payment under such insurance;

               (b) for which the Indemnitee is indemnified by the Company otherwise than pursuant to this Agreement;

               (c) for an accounting of profits made from the purchase or sale by the Agent of securities for the Company within the meaning of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any state statutory law or common law;

               (d) brought about or contributed to by the active and deliberate dishonesty of the Indemnitee; however, notwithstanding the proceeding clause, the Indemnitee shall be protected to the extent otherwise provided under this Agreement as to any claims upon which suit may be brought against him by reason of any alleged dishonesty on his part, unless a judgment or other final adjudication thereof adverse to the Indemnitee shall establish that he committed (i) acts of active and deliberate dishonesty (ii) with actual dishonest purpose and intent, which acts were material to the cause of action so adjudicated;

               (e) for acts or omissions that involve intentional misconduct or a knowing and culpable violation of law;

               (f) for acts or omissions that the Indemnitee believes to be contrary to the best interests of the Company or its shareholders that involve the absence of good faith on the part of the Indemnitee;

               (g) for any transaction from which the Indemnitee derived an improper personal benefit;

               (h) for acts or omissions that show a reckless disregard for the Indemnitee's duty to the Company or its shareholders in circumstances in which the Indemnitee was aware, or should have been aware, in the ordinary course of performing Indemnitee's duties, of a risk of serious injury to the Company or its shareholders;

               (i) for acts or omissions that constitute unexcused matter of inattention that amounts to abdication of the Indemnitee's duty to the Company or shareholders;

               (j) under Section 310 of the Code [i.e., for any transaction between the Company and (a) a director, or (b) a corporation, firm, or association in which the director has a material financial interest];

               (k) under Section 316 of the Code [i.e., for any distribution to shareholders, and for any loan or guaranty to officers or directors, that violate specified provisions of the Code]; or

               (l) for any such further acts or omissions delineated under Code Section 204(a)(10) or any successor statute thereto.

          11. SAVINGS CLAUSE. If this Agreement or any portion hereof is invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify Indemnitee as to Expenses, judgments, fines and penalties with respect to any Proceeding to the full extent permitted by any applicable portion of this Agreement by any other applicable law.

          12. NOTICES. Indemnitee shall, as a condition precedent to his right to be indemnified under this Agreement, give to the Company notice in writing within 30 days after he becomes aware of any claim made against him for which he believes, or should reasonably believe, indemnification will or could be sought under this Agreement. Notice to the Company shall be directed to the Company's main office, Attention: President (or such other address the Company shall designate in writing to Indemnitee). Failure to 80 notify Company shall not relieve Company of any liability which it may have to Indemnitee otherwise than under this Agreement.

          All notices, requests, demands and other communications (collectively "notices") provided for under this Agreement shall be in writing (including communications by telephone, telex or telecommunication facilities providing facsimile transmission) and mailed (postage prepaid and return receipt requested), telegraphed, telexed, transmitted or personally served to each party at the address set forth at the end of this Agreement or at such other address as any party affected may designate in a written notice to the other parties in compliance with this section. All such notices shall be effective when received; provided, however, receipt shall be deemed to be effective within three (3) business days of any properly addressed notice having been deposited in the mail, within twenty-four (24) hours from the time electronic transmission was made, or upon actual receipt of electronic delivery, whichever occurs first.

          No costs, charges or expenses for which indemnity shall be sought hereunder shall be incurred without the Company's consent, which consent shall not be unreasonably withheld.

          13.  MAINTENANCE OF LIABILITY INSURANCE.

               (a) The Company hereby agrees that so long as Indemnitee shall continue to serve as a director and/or officer of the Company and thereafter so long as Indemnitee shall be subject to any possible Proceeding, the Company, subject to Section 13(b), shall use its best efforts to obtain and maintain in full force and effect directors' and officers' liability insurance ("D&O Insurance") which provides Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company's directors, if Indemnitee is a director; or of the Company's officers, if Indemnitee is not a director of the Company but is an officer.

               (b) Notwithstanding the foregoing, the Company shall have no obligation to obtain or maintain D&O Insurance if the Company determines in good faith that such insurance is not reasonably available, the premium costs for such insurance are disproportionate to the amount of coverage provided, the coverage provided by such insurance is limited by exclusions 80 as to provide an insufficient benefit or the Indemnitee is covered by similar insurance maintained by a subsidiary or parent of the Company.

               (c) If, at the time of the receipt of a notice of a claim pursuant to Section 12 hereof, the Company has D&O Insurance in effect, the Company shall give prompt notice of the commencement of such Proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such Proceeding in accordance with the terms of such policies.

          14. CHOICE OF LAW. This Agreement should be interpreted and enforced in accordance with the laws of the State of California, including applicable statutes of limitation and other procedural statutes.

          15. AMENDMENTS. Provisions of this Agreement may be waived, altered, amended or repealed in whole or in part only by the written consent of all parties.

          16. PARTIES IN INTEREST. Nothing in this Agreement, whether express or implied, is intended to confer any right or remedies under or by reason of this Agreement to any persons other than the parties to it and their respective successors and assigns (including an estate of Indemnitee), nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third persons to any party hereto. Furthermore, no provision of this Agreement shall give any third persons any right of subrogation or action against any party hereto.

          17. SEVERABILITY. Nothing in this Agreement is intended to require or shall be construed as requiring the Company to do or fail to do any act in violation of applicable law. The Company's inability, pursuant to court order, to perform its obligations under this Agreement shall not constitute a breach of this Agreement. If any portion of this Agreement shall be deemed by a court of competent jurisdiction to be unenforceable, the remaining portions shall be valid and enforceable only if, after excluding the portion deemed to be unenforceable, the remaining terms shall provide for the consummation of the transaction contemplated herein in substantially the same manner as originally set forth at the date this Agreement was executed.

          18. SUCCESSOR AND ASSIGNS. All terms and conditions of this Agreement shall be binding upon and shall inure to the benefit of the parties and their respective transferees, successors and assigns; provided, however, that this Agreement and all rights, privileges, duties and obligations of the parties, may not be assigned or delegated by any party without the prior written consent of the other parties.

          19. COUNTERPARTS. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall be deemed an original, but all of which together shall constitute one and the same instrument.

          20. ENTIRE AGREEMENT. Except as provided in Section 9 hereof, this Agreement represents and contains the entire agreement and understanding between and among the parties, and all previous statements or understandings, whether express or implied, oral or written, relating to the subject matter hereof are fully and completely extinguished and superseded by this Agreement. This Agreement shall not be altered or varied except by a writing duly signed by all of the parties.

          21. MUTUAL ACKNOWLEDGMENT. Both the Company and Indemnitee acknowledge that in certain instances, federal law or applicable public policy may prohibit the Company from indemnifying its directors and officers under this Agreement or otherwise. Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Company's right under public policy to indemnify Indemnitee.

           IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                                PACIFIC COMMUNITY BANKING GROUP


                                By: /s/ E. Lynn Caswell
                                    ----------------------------
                                    E. Lynn Caswell
                                    Chairman of the Board


                                By: /s/ E. Lynn Caswell
                                    ----------------------------
                                    E. Lynn Caswell
                                    Secretary

                                              "Company"

                                    ----------------------------

                                    Address:
                                             -------------------


                                             -------------------

                                             "Indemnitee"

                                    EXHIBIT A

                                   UNDERTAKING


          THIS UNDERTAKING is made as of the date of _____________, 19__ by ___________________ ("Indemnitee") with reference to the following facts:

          A. Indemnitee and PACIFIC COMMUNITY BANKING GROUP (the "Company") have executed an Indemnity Agreement dated _____________, 19__ permitting Indemnitee indemnification of all direct and indirect costs of Proceedings (as defined in the Indemnity Agreement) by reason of the fact that Indemnitee is an Agent (as defined in the Indemnity Agreement) of the Company and has met the Applicable Standard (as defined in the Indemnity Agreement).

          B. Paragraph 7 of the Indemnity Agreement allows for the Company to advance Expenses incurred by the Indemnitee in defending and investigating any Proceeding prior to the final disposition of such Proceeding after receiving from Indemnitee copies of invoices presented to Indemnitee for such Expenses, but only if Indemnitee shall undertake to repay such advances to the extent that it is ultimately determined that the Indemnitee is not entitled to indemnification, as well as other requirements contained in the Indemnity Agreement.

          NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth below and based on the premises set forth above, the Indemnitee does hereby undertake to the Company as follows:

          1. The Expenses incurred by Indemnitee in defending and investigating any Proceeding shall be advanced by the Company prior to the final disposition of such Proceeding after receiving from Indemnitee copies of invoices presented to Indemnitee for such Expenses.

          2. Indemnitee hereby undertakes to repay such advances to the extent that it is ultimately determined that the Indemnitee is not entitled to indemnification,

          3. Any advance required hereunder shall be deemed to have been approved by the Board of Directors of the Company to the extent the Indemnity Agreement was approved.

          4. In determining whether or not to make an advance hereunder, the ability of Indemnitee to repay shall not be a factor.

          5. In a proceeding brought by the Company directly, in its own right (as distinguished from an action brought derivatively or by any receiver or trustee), the

Company shall have discretion whether or not to make the advances called for in the Indemnification Agreement if independent legal counsel advises in writing that the Company has probable cause to believe, and the Company does believe, that Indemnitee did not act in good faith with regard to the subject matter of the Proceeding or a material portion thereof.

          6. The remainder of the terms and conditions of the Indemnity Agreement and Paragraph 7 regarding assumption of the defense by the Company shall also remain applicable.

          IN WITNESS WHEREOF, the undersigned has executed this Undertaking as of the date first above written.

                                    ----------------------------

                                    Address:


                                    ----------------------------


                                    ----------------------------

                                             "Indemnitee"